UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2010

Adeona Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

01-12584	13-3808303
(Commission File Number)	(IRS Employer Identification No.)

3930 Varsity Drive
Ann Arbor, MI 48108

(Address of principal executive offices and zip code)

(734) 332-7800

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 2, 2010, Adeona Pharmaceuticals, Inc. (“Adeona”)  held its Annual Meeting of Stockholders (the “Meeting”).  At the meeting, stockholders approved the adoption of the Adeona 2010 Stock Incentive Plan (the “Plan”).  Under the Plan, stock option, restricted stock and other equity awards may be made to directors, officers and employees of Adeona, including the chief executive officer, chief financial officer and other named executive officers.  A total of 3,000,000 shares of common stock of the Company will be initially reserved pursuant to the Plan.  The Plan is described in detail in the Company’s Proxy Statement for the 2010 Annual Meeting of the Stockholders of the Company, filed with the Securities and Exchange Commission on September 29, 2010 (the “Proxy Statement”).  The description of the Plan set forth above is qualified in its entirety by reference to the full text of the Plan, a copy of which is included as an appendix to the Proxy Statement and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The matters voted on at the Meeting were:  (1) the election of five directors:  (a)  Steve H. Kanzer, (b) Jeffrey J. Kraws, (c) James S. Kuo, (d) Jeff Riley, and (e) Jeff Wolf; (2) approval of the Adeona 2010 Stock Incentive Plan; and (3) ratification of the Board’s appointment of Berman & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2010.  The terms of each of the following directors continued after the meeting: Steve H. Kanzer, Jeffrey J. Kraws, James S. Kuo, Jeff Riley, and Jeff Wolf.  As of the record date for the meeting, there were 23,173,228 shares of common stock were issued and 23,091,746 shares of common stock were outstanding shares of, each of which was entitled to one vote with respect to each of the matters voted on at the meeting.  Each of the directors up for reelection was reelected and each of the other matters was approved by the required number of votes on each such matter.  The final voting results were as follows:

Matter	For	Withheld	Broker Non-votes
1. Election of Directors
(a) Steven Kanzer	8,107,847	537,745	9,415,893
(b) Jeffrey J. Kraws	8,092,640	552,952	9,415,893
(c) James S. Kuo	8,108,887	536,705	9,415,893
(d) Jeff Riley	8,391,017	254,575	9,415,893
(e) Jeff Wolf	8,376,300	269,292	9,415,893

Matter	For	Against	Abstained	Broker Non-votes
2. 2010 Stock Incentive Plan	7,958,444	677,608	9,540	9,415,893

3. Ratification of the appointment of Berman &Company LLP	17,389,240	449,427	222,818	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2010	Adeona Pharmaceuticals, Inc.
(Registrant)

	By:	/s/ James S. Kuo
Name: James S. Kuo
Title: Chief Executive Officer